EXHIBIT 99.1
                                  ------------

                 Computational Materials filed on May 26, 2005.

RAST 2005-A6 - Price/Yield - A2

Morgan Stanley

Balance                  $250,000,000.00           Delay                    24                        WAC
Coupon                   5.5                       Dated                    5/1/2005                  NET
Settle                   5/31/2005                 First Payment            6/25/2005

Price                    25 PPC                    50 PPC                   75 PPC                    100 PPC
                                            Yield                    Yield                     Yield                     Yield
           99.995200000                      5.52                     5.48                      5.43                      5.37
          100.120200000                      5.50                     5.45                      5.38                      5.31
          100.245200000                      5.48                     5.43                      5.34                      5.25
          100.370200000                      5.47                     5.40                      5.29                      5.18
          100.495200000                      5.45                     5.37                      5.25                      5.12
          100.620200000                      5.44                     5.35                      5.20                      5.06
          100.745200000                      5.42                     5.32                      5.16                      5.00
          100.870200000                      5.40                     5.29                      5.12                      4.93
          100.995200000                      5.39                     5.27                      5.07                      4.87
          101.120200000                      5.37                     5.24                      5.03                      4.81
          101.245200000                      5.36                     5.21                      4.98                      4.75

                    WAL                     11.81                     6.00                      3.23                      2.19
       Principal Window             Jun05 - Sep28            Jun05 - Sep21             Jun05 - Aug16             Jun05 - Aug10

                 Prepay                    25 PPC                   50 PPC                    75 PPC                   100 PPC


Morgan Stanley

Balance                  6.04551                  WAM                                           358
Coupon                   5.73517                  WALA                                            1
Settle

Price                    125 PPC                  150 PPC                   175 PPC                  200 PPC
                                           Yield                     Yield                    Yield                    Yield
           99.995200000                     5.32                      5.27                     5.22                     5.18
          100.120200000                     5.24                      5.17                     5.11                     5.05
          100.245200000                     5.16                      5.08                     5.00                     4.92
          100.370200000                     5.08                      4.98                     4.89                     4.79
          100.495200000                     5.00                      4.89                     4.77                     4.66
          100.620200000                     4.92                      4.79                     4.66                     4.54
          100.745200000                     4.84                      4.70                     4.55                     4.41
          100.870200000                     4.76                      4.60                     4.44                     4.28
          100.995200000                     4.69                      4.51                     4.33                     4.16
          101.120200000                     4.61                      4.41                     4.22                     4.03
          101.245200000                     4.53                      4.32                     4.11                     3.91

                    WAL                     1.69                      1.39                     1.18                     1.03
       Principal Window            Jun05 - Mar09             Jun05 - May08            Jun05 - Nov07            Jun05 - Jun07

                 Prepay                  125 PPC                   150 PPC                  175 PPC                  200 PPC



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

RAST 2005-A6 - Price/Yield - A3

Morgan Stanley

Balance                  $52,000,000.00            Delay                     24                        WAC
Coupon                   5.5                       Dated                     5/1/2005                  NET
Settle                   5/31/2005                 First Payment             6/25/2005

Price                    25 PPC                    50 PPC                    75 PPC                    100 PPC
                                            Yield                     Yield                     Yield                     Yield
                 99-31+                      5.54                      5.53                      5.53                      5.52
                100-03+                      5.53                      5.52                      5.52                      5.51
                100-07+                      5.52                      5.51                      5.50                      5.49
                100-11+                      5.51                      5.50                      5.49                      5.48
                100-15+                      5.50                      5.49                      5.48                      5.46
                100-19+                      5.49                      5.48                      5.47                      5.45
                100-23+                      5.48                      5.47                      5.46                      5.43
                100-27+                      5.47                      5.46                      5.44                      5.42
                100-31+                      5.46                      5.45                      5.43                      5.41
                101-03+                      5.45                      5.44                      5.42                      5.39
                101-07+                      5.45                      5.43                      5.41                      5.38

                    WAL                     26.46                     21.23                     16.15                     12.32
       Principal Window             Sep28 - Apr35             Sep21 - Apr35             Nov16 - Apr35             Nov13 - Apr35

                 Prepay                    25 PPC                    50 PPC                    75 PPC                   100 PPC


Morgan Stanley

Balance                  6.04551                   WAM                                            358
Coupon                   5.73517                   WALA                                             1
Settle

Price                    125 PPC                   150 PPC                   175 PPC                   200 PPC
                                            Yield                     Yield                     Yield                     Yield
                 99-31+                      5.51                      5.50                      5.49                      5.48
                100-03+                      5.49                      5.48                      5.46                      5.45
                100-07+                      5.48                      5.46                      5.44                      5.42
                100-11+                      5.46                      5.44                      5.41                      5.39
                100-15+                      5.44                      5.42                      5.39                      5.36
                100-19+                      5.42                      5.40                      5.36                      5.33
                100-23+                      5.41                      5.38                      5.34                      5.30
                100-27+                      5.39                      5.35                      5.31                      5.27
                100-31+                      5.37                      5.33                      5.29                      5.24
                101-03+                      5.36                      5.31                      5.26                      5.21
                101-07+                      5.34                      5.29                      5.24                      5.18

                    WAL                      9.52                      7.47                      5.92                      4.86
       Principal Window             Dec11 - Apr35             Sep10 - Apr35             Nov09 - Apr35             Mar09 - May12

                 Prepay                   125 PPC                   150 PPC                   175 PPC                   200 PPC



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.